Exhibit 32.1


                    Certification of Chief Executive Officer
                     and Chief Financial Officer Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


Pursuant to 18 U.S.C. Section 1350, the undersigned, Roger S. Marcus, Chief Executive Officer, and Howard N. Feist III, Chief Financial Officer of American Biltrite Inc. (the "Company"), do hereby certify that:

The quarterly report on Form 10-Q for the three months ended March 31, 2004 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 14, 2004
                                                /s/ Roger S. Marcus
                                                ------------------------------
                                                Roger S. Marcus
                                                Chief Executive Officer


                                                /s/ Howard N. Feist II
                                                ------------------------------
                                                Howard N. Feist III
                                                Chief Financial Officer


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